Exhibit 99.1

Exhibit 99.1

Company Overview February 2017 Lori Chaitman, VP, Investor Relations 201-712-7310 Lori.Chaitman@SealedAir.com

Safe Harbor and Regulation G Statement This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 concerning our business, consolidated financial condition and results of operations. Forward-looking statements are subject to risks and uncertainties, many of which are outside our control, which could cause actual results to differ materially from these statements. Therefore, you should not rely on any of these forward-looking statements. Forward-looking statements can be identified by such words as “anticipates,” “believes,” “plan,” “assumes,” “could,” “should,” “estimates,” “expects,” “intends,” “potential,” “seek,” “predict,” “may,” “will” and similar references to future periods. All statements other than statements of historical facts included in this press release regarding our strategies, prospects, financial condition, operations, costs, plans and objectives are forward-looking statements. Examples of forward-looking statements include, among others, statements we make regarding expected future operating results, expectations regarding the results of restructuring and other programs, anticipated levels of capital expenditures and expectations of the effect on our financial condition of claims, litigation, environmental costs, contingent liabilities and governmental and regulatory investigations and proceedings. The following are important factors that we believe could cause actual results to differ materially from those in our forward-looking statements: the tax benefits associated with the Settlement agreement (as defined in our 2016 Annual Report on Form 10-K), global economic and political conditions, changes in our credit ratings, changes in raw material pricing and availability, changes in energy costs, competitive conditions, the success of the separation of Diversey Care and related hygiene business, the success of our restructuring activities, currency translation and devaluation effects, the success of our financial growth, profitability, cash generation and manufacturing strategies and our cost reduction and productivity efforts, the success of new product offerings, the effects of animal and food-related health issues, pandemics, consumer preferences, environmental matters, regulatory actions and legal matters, and the other information referenced in the “Risk Factors” section appearing in our most recent Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, and as revised and updated by our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Any forward-looking statement made by us is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. Our management uses non-U.S. GAAP financial measures to evaluate the Company’s performance, which exclude items we consider unusual or special items. We believe the use of such financial measures and information may be useful to investors. We believe that the use of non-U.S. GAAP measures helps investors to gain a better understanding of core operating results and future prospects, consistent with how management measures and forecasts the Company’s performance, especially when comparing such results to previous periods or forecasts. Please see Sealed Air’s February 9, 2017 earnings press release for important information about the use of non-U.S. GAAP financial measures relevant to this presentation, including applicable reconciliations to U.S. GAAP financial measures. Information reconciling forward-looking non-U.S. GAAP measures to U.S. GAAP measures is not available without unreasonable effort. Website Information We routinely post important information for investors on our website, www.sealedair.com, in the “Investor Relations” section. We use this website as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation FD. Accordingly, investors should monitor the Investor Relations section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations and webcasts. The information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not a part of, this document. 2

U.S. GAAP Summary Three Months Ended Year Ended December 31 December 31 2016 2015 2016 2015 2013 Net Sales $1.7 billion $1.8 billion $6.8 billion $7.0 billion $7.7 billion Net Income $171 million $124 million $486 million $335 million $126 million Reported EPS $0.87 $0.62 $2.46 $1.62 $0.58 Effective Tax Rate (8.4%) 1.8% 14.0% 21.2% 47.1% Operating Cash $436 million $281 million $907 million $982 million $640 million Flow 3

Sealed Air at a Glance VISION To create a better way for life MISSION We Re-imagine™ the industries we serve to create a world that feels, tastes and works better. 2016 SALES $6.8B 2016 ADJ. EBITDA MARGIN 17.1% 2016 ADJ. EBITDA $1.16B 2016 FREE CASH FLOW $631M

Sealed Air: Continuing to Get Fit & Change the Game Separation of New Diversey underway Solid track record Global scale and reach Focused on innovation Strong cash flow EBITDA margin expansion Returning value to shareholders Source: Sealed Air estimates 5

Continuing to Get Fit SUPPORT EXPENSE RATIO SG&A / GP Ratio WORKING CAPITAL MANAGEMENT WC as % of Net Sales Cash Conversion Cycle (13-Pt Average Basis) Days (13-Pt Average Basis) 80 66% 720 BPS 64% 59% 58% 100 BPS+ 2012 2014 2016 2018 Target 20% BPS 70 Reached 2018 Target 17% in 2016! 60 13% 50 12-13% 40 30 20 10 —2012 2014 2016 2018 Target Quartile Ranking Among Packaging & Chemical Peers

6

New Sealed Air at a Glance Key Business Highlights Provider of knowledge-based food, product and medical packaging solutions with unmatched global reach and scale • Focus on waste reduction, resource conservation and product security • Food Care—Packaging: Leading provider of innovative “farm to fork” solutions utilizing cutting-edge technologies to optimize customer operations • Product Care: Leading provider of game-changing technology and consultative packaging solutions • Jerome Peribere to remain President and CEO FY 12/31/16 Net Sales by Region APAC 15% Latin America 9% $4.2 billion 53% North America EMEA 23% Financial Highlights Pro Forma FY 12/31/16 Financial Metrics $4.2 billion $838 million 19.9% Net Sales Adjusted EBITDA(1) Adjusted EBITDA margin • Targeting similar leverage ratio and credit ratings as existing Sealed Air FY 12/31/16 Net Sales by Business Other 2% Product Care 36% $4.2 billion 62% Food Care—Packaging Note: Please refer to Appendix for comparable US GAAP measures and applicable reconciliation between the Non US GAAP and US GAAP measures. (1) Adjusted EBITDA represents FY 12/31/16 results as reported, including Food Care—Packaging, Product Care and Other (Medical Applications, New Venture businesses and Corporate Expenses) 7

New Diversey at a Glance Key Business Highlights • Leader in sustainable, growing hygiene and cleaning solutions • Diversey Care: Provides fully integrated solutions (including floor care machines, tools, chemicals and data insights) driving lowest total cost for customers • Food Care—Hygiene Solutions: Provides fully integrated solutions (including chemicals, project engineering, remote data monitoring and predictive analytics) focused on food safety maximization, water and energy conservation and overall productivity improvement • Pioneer in the Internet of CleanTM and robotics, transforming the industry through digital innovation • Brand license agreement with SC Johnson intact until May 2017; thereafter, New Diversey is well positioned to expand distribution partnerships and grow its own brands globally(2) • Dr. Ilham Kadri to become President and CEO Financial Highlights Pro Forma FY 12/31/16 Financial Metrics $2.6 billion $319 million 12.4% Net Sales Adjusted EBITDA(1) Adjusted EBITDA margin • Low capital intensity • Targeting similar leverage ratio and credit ratings as existing Sealed Air FY 12/31/16 Net Sales by Region APAC 14% 24% North America Latin America 10% $2.6 billion 52% EMEA FY 12/31/16 Net Sales by Business Food Care—Hygiene Solutions 24% $2.6 billion 76% Diversey Care Note: Please refer to Appendix for comparable US GAAP measures and applicable reconciliation between the Non US GAAP and US GAAP measures. (1) Adjusted EBITDA represents FY 12/31/16 results as reported, including Diversey Care and Food Care—Hygiene Solutions. Amortization of capitalized customer utilized dosing and dispensing equipment is expensed as a cost of sale thus reducing adjusted EBITDA, consistent with current Sealed Air accounting policies. (2) For more detail, see press release on October 17, 2016 titled “Sealed Air and SC Johnson to End Existing Brand License Agreement.“ 8

Food Care Business Snapshot GLOBAL ADDRESSABLE MARKET: $40B | ESTIMATED GLOBAL MARKET SHARE: 10% 2016 Sales by Region 2016 Sales by End Market Who We Serve 15% 13% 30% 2016 42% 2016 18% Sales: Sales: 29% $3.2B $3.2B 11% 15% 14% 11% Fresh Red Meat North America Smoked & Processed Meat Latin America Poultry Dairy Solids EMEA Hygiene Asia Pacific Other 2013 2015 2016 Actual Actual* Actual* Organic 3.3% 4.0% 1.8% Sales Growth YoY YoY YoY Adjusted 16.1% 20.3% 20.5% EBITDA Margin TOP 20 CUSTOMERS GENERATE 28% OF SALES *Note: As reported, excluding the North American Trays and Absorbents and European Food Trays businesses, divested in 2015 Source: Sealed Air estimates 9

Food Care Change the Game

DARFRESH® ON TRAY



$1.2B+ ADDRESSABLE MARKET *

$100M+ 2020 SALES TARGET

* for centrally prepared case ready whole muscle cuts

DARFRESH® ON TRAY VALUE ANALYSIS

- Extends shelf life, decreasing retail shrink by 5% - 10%
- Better retail merchandising via vertical display
- Easy opening with easy-peel corner
- Serves all proteins and form factors

TRADITIONAL MACHINES — 30-40% FILM SCRAP
NEW SYSTEM — NO FILM SCRAP

Food & packaging waste reduced >350,000kg

TRUCKS NEEDED TO TRANSPORT 32,000 LBS OF MEAT

TYPICAL MOTHER BAG 18,000 LBS PER TRUCK

DARFRESH® ON TRAY 32,000 LBS PER TRUCK

Processor could save as much as $200,000 a year on lower trucking costs

ANNUAL BENEFIT OF $19,000,000

DARFRESH® ON TRAY GLOBAL SUCCESS

- **35+ commercial wins** in Europe including Carrefour, COOP, Lidl-Netto, Marks & Spencer, and Tesco
- Significant trials in **NA, Australia** and **Asia**

OPTIDURE®



$2.3B+ ADDRESSABLE MARKET *

$100M+ 2020 SALES TARGET

* for extended shelf-life of packaged processed and fresh meats and solid dairy

FEEDBACK FROM OPTIDURE® GLOBAL TRIALS

- 25% less material used in packaging
- 0.5% reduction in destination leaker rates due to abuse resistant packaging
- 15M lbs food waste reduction

LOST VALUE CAPTURE OF $70M+

OPTIDURE® GLOBAL SUCCESS STORY

- **25+ commercial wins** in Europe and North America
- Capital investment underway in **NA, Europe** and **Asia**

Source: Sealed Air estimates

10

Product Care Business Snapshot GLOBAL ADDRESSABLE MARKET: $6.5B | ESTIMATED GLOBAL MARKET SHARE: 25% 2016 Sales by Region 2016 Sales by End Market Who We Serve 12% 12% 11% 32% 2016 2016 23% Sales: Sales: $1.5B 10% $1.5B 62% 3% 35% Fulfillment (e-Comm & 3PL) North America Industrials Latin America Consumer Packaged Goods EMEA Transportation Asia Pacific Electronics 2013 2015 2016 Actual Actual Actual Organic 2.4% (0.9%) (0.5%) Sales Growth YoY YoY* YoY* Adjusted 16.5% 20.8% 21.8% EBITDA Margin * Rationalization efforts had approx. 200bps impact on sales in 2015 and 150bps in 2016 Source: Sealed Air estimates Who We Serve DAMAGE REDUCTION CUBE OPTMIZATION CHANNEL PARTNERS FULFILLMENT VELOCITY CUSTOMER EXPERIENCE 11

Product Care Change the Game

ON-DEMAND SOLUTIONS



$2.5B MARKET OPPORTUNITY *

$95M+ 2020 SALES TARGET

* for on-demand user intuitive packaging

BUBBLE WRAP I.B. CUSTOMER VALUE ANALYSIS (INDUSTRIAL ELECTRONIC CONTROL COMPONENTS)

TRUCKLOAD OF BUBBLE | SINGLE PALLET OF IB

70% reduction in shipping and handling

BWIB use increases packing speeds by 20%+

TRADITIONAL BUBBLE | INFLATABLE BUBBLE

Reduces warehouse space by 97%

ELIMINATES DUST COLLECTED ON TRADITIONAL BUBBLE

ON-DEMAND SOLUTIONS, EXPRESS SYSTEMS PLACED

OVER **3800** SYSTEMS PLACED

107% INCREASE OVER PRIOR YEAR

RIGHT-SIZED SOLUTIONS



$2.0B MARKET OPPORTUNITY

$50M+ 2020 SALES TARGET

CUSTOMER VALUE ANALYSIS (E-COMMERCE MERCHANT)

38% void fill reduction

25 tons CO_2 reduction (for every 1 million sq. ft. reduction in corrugated)

Reduced packaging labor costs by 35%-85%

I-PACK, E-CUBE, ULTIPACK, BOX ON DEMAND, FLOWRAP, AND PRIORITYPAK

OVER **850** SYSTEMS PLACED

Source: Sealed Air estimates

12

Diversey Care Business Snapshot GLOBAL ADDRESSABLE MARKET: $24B | ESTIMATED GLOBAL MARKET SHARE: 7% 2016 Sales by Region 2016 Sales by End Market Who We Serve 14% 7% 10% 29% 13% 2016 2016 Sales: Sales: 41% 9% $2.0B $2.0B 7% 50% 11% 9% Building Service Contractors North America Food Service Latin America Retail Hospitality EMEA Healthcare Asia Pacific Distribution Other 2013 2015 2016 Actual Actual Actual Organic 2.0% 3.1% 2.0% Sales Growth YoY YoY YoY Adjusted 11.0% 11.6% 12.8% EBITDA Margin Source: Sealed Air estimates INTERNET OF CLEAN ™ PRODUCTIVITY FOOD SAFETY INFECTION OF SALES PREVENTION TOP 20 CUSTOMERS GENERATE 20% 13

Diversey Care Change the Game ROBOTIC CLEANING $500M+ $40M MARKET 2020 OPPORTUNITY SALES TARGET CUSTOMER VALUE ANALYSIS (MEDICAL CENTER) Saves 2,900 10% increase in Reduced water hours for floor hospital safety and by 46,000 cleaning cleaning scores gallons POTENTIAL LABOR SAVINGS OF $40,000 INTELLIBOT ROBOTIC 350+ CLEANING MACHINES IN THE FIELD Development agreement with the National Robotics Engineering Center at Carnegie Mellon University Exclusive agreement to distribute Discovery Robotics machines Source: Sealed Air estimates INTERNET OF CLEAN™ $1B+ $100M+ MARKET 2020 OPPORTUNITY SALES TARGET PILOTS IN HOSPITALITY & FOOD SERVICE KITCHENS Water and Reduces costs with Reduces rewash energy automated hygiene levels, minimizes savings of compliance machine up to 8% reporting downtime LABOR SAVINGS 5% WITH ON-THE-JOB TRAINING GLOBAL INTERNET OF CLEAN™ 3 EARLY ADOPTERS 14

2017 Financial Outlook

NET SALES

~ +2.5%

CONSTANT DOLLAR YOY GROWTH

Constant Dollar Sales Growth by Division:

FOOD CARE: ~ +3% PRODUCT CARE: ~ +3% DIVERSEY CARE: ~ +1%

CURRENCY IMPACT

~ (3%)

ADJUSTED ADJUSTED FREE EBITDA EPS CASH FLOW

~ $1.18B ~$2.70 ~ $600M

CURRENCY IMPACT Key Assumptions: Key Assumptions:

~ ($40M)

D&A CAPEX

($275M) ($185M)

INTEREST EXPENSE, CASH RESTRUCTURING NET COSTS

($215M) ($85M-$100M)

ANTICIPATED INTEREST PAYMENTS TAX RATE ($210M)

23%

DILUTED SHARES

197M

CURRENCY IMPACT

$0.14 per share

Source: Sealed Air estimates

Note: Adjusted EBITDA, Adjusted EPS, Free Cash Flow, D&A and Tax Rate guidance excludes the impact of special items.

15

Sealed Air Debt Maturity Schedule

as of December 31, 2016

($ in millions)

Weighted Average Cost of Debt

4.7%

Notes:

€ 400 million of 4.5% Sr. Notes are translated at EUR = 1.0517 (as of December 2016)

16

Appendix 1) New Diversey: Reconciliation of Operating Profit to Adj. EBITDA 2) Fourth Quarter & Full Year 2016 Earnings Results Presentation, Feb. 9, 2017

New Diversey:
Reconciliation of Operating Profit to Adj. EBITDA

(In millions)	For the Year Ended December 31, 2016		
	Sealed Air Corporation	New Diversey	New Sealed Air
Selected Financial Data			
Net sales	$ 6,778	$ 2,568	$ 4,210
Operating profit	$ 819	$ 209	$ 610
Adjusted EBITDA (Non-GAAP)	$ 1,157	$ 319	$ 838
Adjusted EBITDA Margin (Non-GAAP)	17.1%	12.4%	19.9%
Reconciliation of Operating Profit to Adjusted EBITDA			
Operating profit	$ 819	$ 209	$ 610
Depreciation and amortization	278	108	170
Other income, net	11	2	9
Special items:			
Restructuring expense	13	-	13
Other restructuring associated costs	28	-	28
Charges incurred related to pursuit of strategic alternatives for New Diversey	7	-	7
Gain (loss) related to the sale of businesses, investments and property, plant and equipment	2	-	2
Other special items	(1)	-	(1)
Adjusted EBITDA (Non-GAAP)(1)	$ 1,157	$ 319	$ 838

(1) New Sealed Air Adjusted EBITDA represents FY 12/31/16 results as reported, including Food Care - Packaging, Product Care and Other (Medical Applications, New Venture businesses and Corporate Expenses)
New Diversey Adjusted EBITDA represents FY 12/31/16 results as reported, including Diversey Care and Food Care - Hygiene Solutions. Amortization of capitalized customer utilized dosing and dispensing equipment is expensed as a cost of sale thus reducing adjusted EBITDA, consistent with current Sealed Air accounting policies.

Sealed Air
Re-imagine

18

Fourth Quarter & Full Year 2016 Earnings Results Presentation February 9, 2017

FOURTH QUARTER AND FULL YEAR 2016

Key Takeaways

Fourth Quarter 2016 Highlights

• Organic Sales growth of ~3% in Food Care and Diversey Care driven by positive volumes and price/mix

• Food Care: Protein packaging volume up 6%+ in North America; accelerating trends in EMEA; Adj. EBITDA Margin: 21%

• Diversey Care: Favorable price/mix of 2%+; APAC volumes up 7%; NA volumes up 3%; Adj. EBITDA Margin: 13%

• Product Care: e-Commerce volume up ~15%, offset by industrial declines and rationalization; Adj. EBITDA Margin: 22%

Year End 2016

• Generated $631M in Free Cash Flow as compared to $609M last year

• Increased Adjusted EBITDA margin to 17.1%, fifth consecutive year of margin expansion

• Introduced record number of new and innovative solutions to customers around the world

• As of December 31, 2016, repurchased 4.7M shares for approximately $217M and paid cash dividends of $122M

Business Highlights

• In October 2016, announced plans to pursue a tax-free spin-off of New Diversey; Also, exploring other strategic alternatives, including a potential sale of New Diversey

• Opened new global campus in Charlotte, NC with over 900 employees

• Provided 2017 Outlook including ~3% organic growth in Food Care & Product Care, ~1% in Diversey Care;

Free Cash Flow of ~$600M 20

21 YoY Regional Sales Performance FOURTH QUARTER 2016 Q4 Net Sales: $1.7B As Reported % Change: (0.6%) YoY Constant Dollar % Change: 1.7% YoY Organic % Change: 2.0% YoY Latin America Reported: 2.2% Constant Dollar: 11.2% % of Sales: 10% North America Reported: 1.3% Constant Dollar: 1.3% % of Sales: 42% Europe, Middle East, Africa Reported: (4.9%) Constant Dollar: (0.2%) Organic: 0.6% % of Sales: 33% Asia Pacific Reported: 2.6% Constant Dollar: 1.3% % of Sales: 15% Constant Dollar refers to unit volume and price/mix performance and excludes the impact of currency translation. Organic refers to unit volume and price/mix performance and excludes the impact of currency translation and European food trays business divestitures.

22 YoY Regional Sales Performance FULL YEAR 2016 FY 2016 Net Sales: $6.8B As Reported % Change: (3.6%) YoY Constant Dollar % Change: (0.2%) YoY Organic % Change: 1.3% YoY Latin America Reported: (7.9%) Constant Dollar: 9.3% % of Sales: 9% North America Reported: (2.4%) Constant Dollar: (2.1%) Organic: (0.3%) % of Sales: 42% Europe, Middle East, Africa Reported: (4.5%) Constant Dollar: (0.6%) Organic: 1.5% % of Sales: 34% Asia Pacific Reported: (2.0%) Constant Dollar: (0.1%) % of Sales: 15% Constant Dollar refers to unit volume and price/mix performance and excludes the impact of currency translation. Organic refers to unit volume and price/mix performance and excludes the impact of currency translation and NA trays and absorbent pads business and European food trays business divestitures.

FOURTH QUARTER AND FULL YEAR 2016

YoY Organic Sales Trends*

Sealed Air Re-imagine™

Price/Mix (% Change)

By Division	Q1 2016	Q2 2016	Q3 2016	Q4 2016	2016
Food Care	0.7%	0.4%	1.3%	0.7%	0.8%
Diversey Care	1.7%	2.0%	2.8%	2.4%	2.2%
Product Care	(1.3%)	(1.9%)	(2.3%)	(2.0%)	(1.9%)
Sealed Air	**0.6%**	**0.4%**	**0.9%**	**0.5%**	**0.6%**

By Region	Q1 2016	Q2 2016	Q3 2016	Q4 2016	2016
North America	(3.0%)	(3.4%)	(2.2%)	(2.9%)	(2.8%)
EMEA	0.8%	1.2%	0.8%	1.3%	1.0%
Latin America	13.8%	13.0%	14.9%	13.7%	13.8%
AsiaPac	0.4%	0.5%	0.5%	(0.5%)	0.2%
Sealed Air	**0.6%**	**0.4%**	**0.9%**	**0.5%**	**0.6%**

Volume (% Change)

By Division	Q1 2016	Q2 2016	Q3 2016	Q4 2016	2016
Food Care	1.6%	0.7%	(0.1%)	2.0%	1.0%
Diversey Care	(0.3%)	0.4%	(1.3%)	0.4%	(0.2%)
Product Care	1.0%	0.4%	2.6%	1.5%	1.4%
Sealed Air	**0.9%**	**0.5%**	**0.0%**	**1.5%**	**0.7%**

By Region	Q1 2016	Q2 2016	Q3 2016	Q4 2016	2016
North America	1.0%	1.2%	3.8%	4.2%	2.5%
EMEA	2.6%	1.3%	(1.2%)	(0.7%)	0.5%
Latin America	(4.6%)	(4.8%)	(6.2%)	(2.5%)	(4.5%)
AsiaPac	0.4%	0.2%	(3.6%)	1.8%	(0.3%)
Sealed Air	**0.9%**	**0.5%**	**0.0%**	**1.5%**	**0.7%**

Sales Growth (% Change)

By Division	Q1 2016	Q2 2016	Q3 2016	Q4 2016	2016
Food Care	2.3%	1.1%	1.2%	2.7%	1.8%
Diversey Care	1.4%	2.4%	1.5%	2.8%	2.0%
Product Care	(0.3%)	(1.5%)	0.3%	(0.5%)	(0.5%)
Sealed Air	**1.5%**	**0.9%**	**0.9%**	**2.0%**	**1.3%**

By Region	Q1 2016	Q2 2016	Q3 2016	Q4 2016	2016
North America	(2.0%)	(2.2%)	1.6%	1.3%	(0.3%)
EMEA	3.4%	2.5%	(0.5%)	0.6%	1.5%
Latin America	9.2%	8.2%	8.7%	11.2%	9.3%
AsiaPac	0.8%	0.7%	(3.1%)	1.3%	(0.1%)
Sealed Air	**1.5%**	**0.9%**	**0.9%**	**2.0%**	**1.3%**

Note:
* Q4 organic growth trends exclude the impact of currency translation and the divestitures of European food trays businesses.
* FY16 organic growth trends exclude the impact of currency translation and the divestitures of the NA trays and absorbent pads and European food trays businesses.

On an as-reported basis,
- Q4 Price/mix trends were Food Care: 0.7%, EMEA: 1.3%, Sealed Air: 0.5%;
- Q4 Volume trends were: Food Care: 2.0%, EMEA: (0.7%), Sealed Air: 1.5%;
- Q4 Sales growth was: Food Care: (0.2%), EMEA: (4.9%), Sealed Air: (0.6%);
- FY16 Price/mix trends were Food Care: 0.8%, NA: (2.8%), EMEA: 1.0%, Sealed Air: 0.6%;
- FY16 Volume trends were: Food Care: 1.0%, NA: 2.5% EMEA: 0.4%, Sealed Air: 0.6%;
- FY16 Sales growth was: Food Care: (5.4%), NA: (2.4%), EMEA: (4.5%), Sealed Air: (3.6%).

23

Food Care Q4 Net Sales ($M) 2016 Net Sales ($M) -0.2% -5.4% 842 6 17 841 3,405 26 35 3,222 -5 -20 -102 -142 Q4 2015 Price/Mix Volume Divestitures Foreign Q4 2016 2015 Price/Mix Volume Divestitures Foreign 2016 Exchange Exchange Constant Dollar Net Sales Growth: 2.1% Constant Dollar Net Sales Growth: (1.2%) Organic Net Sales Growth: 2.7% Organic Net Sales Growth: 1.8% Q4 Adjusted EBITDA ($M) 2016 Adjusted EBITDA ($M) +13.2% -4.2% 7 4 4 178 17 19 9 690 19 157 661 -1 -3 -36 -21 -28 Adj. EBITDA Margin: Adj. EBITDA Margin: Q4 2016: 21.2% 2016: 20.5% Q4 2015: 18.7% 2015: 20.3% Q4 2015 Mix & Volume RestructuringOperating Divestitures Foreign Q4 2016 2015 Mix & Volume RestructuringOperating Divestitures Foreign 2016 Price/Cost Savings Expenses Exchange Price/Cost Savings Expenses Exchange Spread Spread Constant Dollar Adj. EBITDA Growth: 14.9% Constant Dollar Adj. EBITDA Growth: (0.1%) 24 Organic Adj. EBITDA Growth: 15.6% Organic Adj. EBITDA Growth: 2.9%

Diversey Care Q4 Net Sales ($M) 2016 Net Sales ($M) -0.4% -1.8% 494 12 2 493 1,999 44 1,963 -16 -3 -77 Q4 2015 Price/Mix Volume Foreign Q4 2016 2015 Price/Mix Volume Foreign 2016 Exchange Exchange Constant Dollar Net Sales Growth: 2.8% Constant Dollar Net Sales Growth: 2.0% Q4 Adjusted EBITDA ($M) 2016 Adjusted EBITDA ($M) +15.9% +8.4% 5 64 17 7 27 251 0 0 232 55 -3 -15 -4 -6 Adj. EBITDA Margin: Adj. EBITDA Margin: Q4 2016: 13.0% 2016: 12.8% Q4 2015: 11.2% 2015: 11.6% Q4 2015 Mix & Volume Restructuring Operating Foreign Q4 2016 2015 Mix & Volume Restructuring Operating Foreign 2016 Price/Cost Savings Expenses Exchange Price/Cost Savings Expenses Exchange Spread Spread Constant Dollar Adj. EBITDA Growth: 16.2% Constant Dollar Adj. EBITDA Growth: 10.8% 25

Product Care Q4 Net Sales ($M) 2016 Net Sales ($M) -1.7% -1.9% 401 6 394 1,554 21 1,524 -8 -5 -29 -22 Q4 2015 Price/Mix Volume Foreign Q4 2016 2015 Price/Mix Volume Foreign 2016 Exchange Exchange Constant Dollar Net Sales Growth: (0.5%) Constant Dollar Net Sales Growth: (0.5%) Q4 Adjusted EBITDA ($M) 2016 Adjusted EBITDA ($M) +1.7% +2.4% 86 2 1 1 88 324 8 4 332 -1 0 0 -1 -4 Adj. EBITDA Margin: Adj. EBITDA Margin: Q4 2016: 22.3% 2016: 21.8% Q4 2015: 21.5% 2015: 20.9% Q4 2015 Mix & Volume Restructuring Operating Foreign Q4 2016 2015 Mix & Volume Restructuring Operating Foreign 2016 Price/Cost Savings Expenses Exchange Price/Cost Savings Expenses Exchange Spread Spread Constant Dollar Adj. EBITDA Growth: 2.8% Constant Dollar Adj. EBITDA Growth: 3.6% 26

Q4 & FY 2016 Net Sales Bridge Q4 Net Sales ($M) -0.6% 1,754 9 26 1,744 -5 -40 Constant Dollar Sales Growth: 1.7% Organic Sales Growth: 2.0% Q4 2015 Net Sales Price/Mix Volume Divestitures Foreign Exchange Q4 2016 Net Sales 2016 Net Sales ($M) -3.6% 7,032 41 50 6,778 -102 -243 Constant Dollar Sales Growth: (0.2)% Organic Sales Growth: 1.3% 2015 Net Sales Price/Mix Volume Divestitures Foreign Exchange 2016 Net Sales 27

Q4 & 2016 Adj. EBITDA Bridge

Q4 Adj. EBITDA ($M)

+7.8%

13 9 10 304 282 -6 -1 -4

Margin: Constant Dollar Adj. EDITDA Growth: 9.3% Margin:

16.1% Organic Adj. EBITDA Growth: 9.7% 17.5%

Q4 2015 Mix & Price/ Volume Restructuring Operating Divestitures Foreign Q4 2016 Adj. EBITDA Cost Spread Savings Expenses Exchange Adj. EBITDA

2016 Adj. EBITDA ($M)

-1.5%

43

46 19

1,174 1,157 -69 -21 -35

Margin: Constant Dollar Adj. EDITDA Growth: 1.5% Margin:

16.7% 17.1%

Organic Adj. EBITDA Growth: 3.3%

2015 Mix & Price/ Volume Restructuring Operating Divestitures Foreign 2016 Adj. EBITDA Cost Spread Savings Expenses Exchange Adj. EBITDA 28

Free Cash Flow

Twelve Months Ended December ($ in millions) 31, Free Cash Flow 2015 2016

Adjusted EBITDA 1,174 1,157

Interest Payments, excluding Settlement Agreement

(224) (207) interest

Settlement Agreement,

189 and Related Items

Restructuring Payments (98) (66)

Tax Payments (102) (126) SARs Payments (21) (2)

Net Change in Working Capital * 80 177 Other Assets/Liabilities and Other (16) (26)

Cash Flow (Used in)Provided by Operations 982 907

Capital Expenditures (184) (276)

Free Cash Flow 798 631

Free Cash Flow Before Settlement Agreement

609 631 and Related Items

29

* Includes changes in trade receivables, net, inventories and accounts payable.